                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005
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                             Southwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


          Oklahoma                    0-23064                 73-1136584
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(State or other jurisdiction      (Commission file            (IRS Employer
of incorporation)                      number)           Identification Number)


608 South Main Street, Stillwater, Oklahoma  74074
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(Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code:  (405) 372-2230
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
The following information is furnished to the Securities and Exchange Commission under both Item 2.02 and Item 7.01 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits. Exhibit 99.1 Press Release dated January 25, 2005.

I

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Southwest Bancorp, Inc.

                                       By /s/ Rick Green
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                                          Rick Green
                                          President and Chief Executive Officer
Dated: January 25, 2005